FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) August 31, 2001

[Supplemented November 28, 2001]


                         Fighton Succession Corporation
                   ------------------------------------------
             (Exact Name of registrant as specified in its charter)

                 [To Be Known As Key Card Communications, Inc.]


        California                   33-14982-LA                33-0897453
----------------------------    -----------------------      ----------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employee
    of incorporation)                                        Identification No.)


         5969 Cattleridge Boulevard, Suite 200, Sarasota, Florida 34232
         --------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code  (941) 552-2140
                                                           --------------


                                 Non Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Certain statements in this Amended 8-K and attached Financials including, without limitation, information set forth under Item 1 on projected or estimated financial status of the Company may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"), including, without limitation, statements regarding th Company's expectations, beliefs, estimates, intentions, and strategies about the future. Words such as, "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," or variations of such words and similar expressions are intended to identify such forward-looking statements, but their absence does not mean that the statement is not forward-looking. The Company desires to avail itself of certain "safe harbor" provisions of the Act and is therefore including this special note to enable the Company to do so and to disclose such projections without warranting they can be realized.

ITEM  1:  CHANGE  IN  CONTROL  OF  REGISTRANT

As earlier reported in the prior 8-K of Fighton and the recently filed Form 10-QSB, the company has recently completed the initial phase of its reorganization with Key Card Communications, Inc. ("Key Card"). The terms of this reorganization are described in significant detail along with the resulting entity, its business and management in the recently filed 10-QSB Report which is incorporated by this reference.

Fighton intends to call a special shareholder prior to year end to ratify the reorganization, propose the election of the present Board, change its name to Key Card Communications, Inc., ratify the continuation of Weinberg & Company, P.A. as the independent auditors of Fighton until the next regular meeting, and to discuss and vote upon related matters.

The primary purpose of this Amended 8-K Filing is to provide the consolidated unaudited Financial Statements reflecting the acquisition of Key Card and its subsidiary 5 Star Communications, as earlier represented.

ITEM  4:  CHANGE  OF  REGISTRANT'S  CERTIFIED  ACCOUNTANT

Fighton has entered into an agreement to continue the services of the Florida CPA firm of Weinberg & Company, P.A. of Boca Raton, Florida to provide the independent accounting and auditing services to the Registrant. Weinberg & Company were the prior auditors for Fighton. Registrant would propose asking the shareholders to ratify the appointment of Weinberg & Company, P. A. at the next annual meeting, anticipated to be held before year end, for a term extending to the next annual meeting to be held.

ITEM  6:   RESIGNATION  OF  REGISTRANT'S  DIRECTORS

See  prior  8-K  Filing  and  10-QSB.


ITEM  7:   FINANCIAL  STATEMENTS  AND  EXHIBITS

Fighton has subsequently obtained the standard consolidated unaudited Financial Statement for Key/Fighton with notes for the period ending September 30, 2001 which are attached hereto and incorporated by this reference.

It should be noted that such financials almost exclusively reflect the activities of Key Card and its subsidiary 5 Star as Fighton does not have any significant other assets and no other business activities. It should also be noted the Notes to such Financial Statement contain a concern by the auditors that the consolidated companies may not be considered a "going concern" due to significant net operating losses and accumulated deficit of Key Card.

Exhibits:

     1.   Consolidated  Unaudited  Financial  Statements - September 30, 2001.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FIGHTON  SUCCESSION  CORPORATION
                                   To  Be Known As Key Card Communications, Inc.



Date:                           By:
     ---------------               -------------------------
                                   Mr.  Michael  Rejbeni
                                   President

                                                                       Exhibit 1




                         FIGHTON SUCCESSION CORPORATION
                                AND SUBSIDIARIES
                        CONSOLIDATED FINANCIAL STATEMENTS
                            AS OF SEPTEMBER 30, 2001

                         FIGHTON SUCCESSION CORPORATION
                                AND SUBSIDIARIES



                                    CONTENTS
                                    --------


PAGE     1     INDEPENDENT ACCOUNTANT'S REPORT

PAGE     2     CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 2001
               (UNAUDITED)

PAGE     3     CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE
               THREE AND NINE MONTHS ENDEDSEPTEMBER 30, 2001
               (UNAUDITED)

PAGE     4     CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE NINE
               MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)

PAGES    5     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS AS OF
               SEPTEMBER 30, 2001 (UNAUDITED)

                         INDEPENDENT ACCOUNTANTS' REPORT
                         -------------------------------



To  the  Board  of  Directors  of:
   Fighton Succession Corporation and Subsidiaries


We have reviewed the accompanying consolidated balance sheet, statements of operations and cash flows of Fighton Succession Corporation and Subsidiaries as of September 30, 2001 and for the three months then ended. These consolidated financial statements are the responsibility of the Company's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying consolidated financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company's working capital deficiency of $1,612,405, stockholders' deficiency of $1,103,495, and net loss from operations of $5,614,804 raise substantial doubt about its ability to continue as a going concern. Management's Plan in regards to these matters is also described in
Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



WEINBERG & COMPANY, P.A.



Boca  Raton,  FL
November 16, 2001

                 FIGHTON SUCCESSION CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2001
                            ------------------------
                                   (UNAUDITED)


                                          ASSETS
                                          ------

CURRENT ASSETS
  Cash                                                                       $    64,548
  Accounts receivable - net                                                      156,378
  Inventory                                                                       15,000
  Employee advances                                                              148,450
  Due from stockholder                                                           198,097
  Prepaid rent                                                                    12,232
                                                                             ------------
    Total Current Assets                                                         594,705

PROPERTY & EQUIPMENT - NET                                                       467,388

OTHER ASSETS
  License agreement                                                               72,500
                                                                             ------------

TOTAL ASSETS                                                                 $ 1,134,593
------------                                                                 ============

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY
                    ----------------------------------------

CURRENT LIABILITIES
  Notes, loans and capital leases payable - current portion                  $   894,000
  Accounts payable and accrued expenses                                        1,155,485
  Due to related parties                                                         157,625
                                                                             ------------
    Total Current Liabilities                                                  2,207,110

LONG-TERM LIABILITIES
  Notes and capital leases payable - less current maturities                      30,978
                                                                             ------------
    Total Liabilities                                                          2,238,088
                                                                             ------------

STOCKHOLDERS' DEFICIENCY
  Common stock, no par value, 50,000,000 shares authorized, 17,780,260 shares  6,624,343 issued and outstanding
  Accumulated deficit                                                         (7,727,838)
                                                                             ------------

    Total Stockholders' Deficiency                                            (1,103,495)
                                                                             ------------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY                               $ 1,134,593
----------------------------------------------                               ============


          See accompanying notes to consolidated financial statements.
                                        2

                 FIGHTON SUCCESSION CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      -------------------------------------
                                   (UNAUDITED)


                                                 For the Three    For the Nine
                                                 Months Ended     Months Ended
                                                 September 30,    September 30,
                                                     2001             2001
                                                ---------------  ---------------
REVENUES - NET                                  $    1,028,493   $    4,458,532

COST OF REVENUES                                       782,005        3,519,565
                                                ---------------  ---------------

GROSS PROFIT                                           246,488          938,967
                                                ---------------  ---------------

OPERATING EXPENSES
  Salaries and commission                              350,529        1,307,199
  Professional and consulting fees                     483,052        4,020,849
  Corporate acquisition costs                          350,000          350,000
  Other general and administrative                     195,062          661,537
  Rent                                                  58,489          130,786
  Depreciation                                          29,100           83,400
                                                ---------------  ---------------
    Total Operating Expenses                         1,466,232        6,553,771
                                                ---------------  ---------------

LOSS FROM OPERATIONS                                (1,219,744)      (5,614,804)
                                                ---------------  ---------------

OTHER INCOME (EXPENSE)
  Gain on settlement of debt                                 -           78,615
  Interest income                                        5,386            5,386
  Interest expense - other                             570,000         (851,412)
                                                ---------------  ---------------
    Total Other Income (Expense)                      (575,386)        (767,411)
                                                ---------------  ---------------

NET LOSS                                        $   (1,795,130)  $   (6,382,215)
--------                                        ===============  ===============

NET LOSS PER COMMON SHARE - BASIC AND DILUTED   $        (0.11)  $        (0.49)
                                                ===============  ===============

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
OUTSTANDING - BASIC AND DILUTED                     16,100,477       12,999,910
                                                ===============  ===============


          See accompanying notes to consolidated financial statements.
                                        3

                 FIGHTON SUCCESSION CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                  --------------------------------------------
                                   (UNAUDITED)




CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Loss                                                                          $(6,382,215)
  Adjustments to reconcile net loss to net cash provided by in operating activities:
  Common stock issued for services                                                    4,441,243
  Common stock issued for interest                                                      820,000
  Gain on extinguishments of debt                                                       (78,615)
  Depreciation                                                                           83,400
  Changes in operating assets and liabilities:
   (Increase) Decrease in:
    Accounts receivable                                                                  23,700
    Inventory                                                                             1,692
    Employee advances                                                                  (119,550)
    Prepaid rent                                                                         78,499
    Increase in:
     Accounts payable and accrued expenses                                              182,881
     Due to related party                                                                98,625
     Loans payable                                                                      963,022
                                                                                    ------------
       Net Cash Provided By Operating Activities                                        112,682
                                                                                    ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                                                    (86,252)
  Purchase of License agreement                                                         (12,500)
  Amounts due from stockholder - net                                                   (197,194)
                                                                                    ------------
       Net Cash Used In Investing Activities                                           (295,946)
                                                                                    ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Repayment of loan to stockholder                                                     (886,100)
  Proceeds from issuance of common stock to investors                                   996,414
                                                                                    ------------
       Net Cash Provided By Financing Activities                                        110,314
                                                                                    ------------

NET DECREASE IN CASH                                                                    (72,950)

CASH - BEGINNING OF YEAR                                                                137,498
                                                                                    ------------

CASH - END OF YEAR                                                                  $    64,548
------------------                                                                  ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
-------------------------------------------------

Cash paid during the year for interest                                              $    31,412
                                                                                    ============


          See accompanying notes to consolidated financial statements.
                                        4

                 FIGHTON SUCCESSION CORPORATION AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                            AS OF SEPTEMBER 30, 2000
                            ------------------------
                                   (UNAUDITED)



NOTE 1    BASIS  OF  PRESENTATION
------    -----------------------

          The accompanying unaudited interim consolidated financial statements have been prepared in accordance with generally accepted accounting principles and the rules and regulations of the Securities and Exchange Commission for interim financial information. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of financial position and results of operations.

          It is management's opinion, however, that all adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statement presentation. The results for the interim period are not necessarily indicative of the results to be expected for the year.

          For further information, refer to the financial statements and footnotes included in the Company's Form 10-KSB.

NOTE 2    ORGANIZATION
------    ------------

          Fighton Succession Corporation (the "Company") was incorporated on February 17,2000 in the State of California. The company provides prepaid long distance calling card services, which incorporate toll free access numbers and personal identification numbers printed in an array of branded phone cards. Purchasers of these prepaid phone cards are able to place international and domestic long distance calls from any touch-tone phone in the continental United States.

          On August 31, 2001 the Company effected a business combination with Key Card Communications, Inc. ("Key Card") whereby the Company acquired all of the shares of Key Card in exchange for the issuance of 16,716,414 shares of common stock. The reorganization was treated as a recapitalization of Key Card for accounting purposes. Accordingly, the financial statements include the following:

          1) The balance sheet consists of the net assets of Fighton Succession Corporation and its subsidiary Key Card Communications, Inc. at historical cost.

          2) The statement of operations includes the operations of Key Card Communications, Inc. for all of the periods presented and the operations of Fighton Succession Corporation from the date of the recapitalization.

                 FIGHTON SUCCESSION CORPORATION AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                            AS OF SEPTEMBER 30, 2000
                            ------------------------
                                   (UNAUDITED)



NOTE 3    GOING  CONCERN
------    --------------

          As reflected in the accompanying financial statements, the Company's current period loss of $5,614,804, working capital deficiency of $1,612,405, and stockholders' deficiency of $1,103,495 raise substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and implement its business plan. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

          The Company has continued its prepaid calling card sales efforts to increase revenue growth. The Company intends to raise additional equity capital through the sale of common stock. Management believes that actions presently taken to obtain additional funding provide the opportunity for the Company to continue as a going concern.